POWER OF ATTORNEY


                  KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of Financial Services Acquisition Corporation, a Delaware corporation (the "Corporation"), hereby severally constitutes and appoints Gilbert D. Scharf and Michael J. Scharf, and each of them, as attorneys-in-fact for the undersigned, in the capacities indicated below, with full power of substitution, to sign any amendments to the registration statement of the Corporation to which this Power of Attorney is filed as an exhibit (including post-effective amendments and supplements thereto), and all instruments or documents filed as a part thereof or in connection therewith, and to file the same, with all exhibits thereto, and all other instruments or documents in connection therewith, with the Securities and Exchange Commission and any state securities commission; and each of the undersigned hereby ratifies and confirms all that said attorney-in-fact shall do or cause to be done by virtue hereof.


Signature                                    Title                   Date

/s/ Denis Martin
- --------------------------                   Director            April 9, 1996
Denis Martin


- --------------------------                   Director
Larry S. Kopp


- --------------------------                   Director
William D. Birch


- --------------------------                   Director
Frederick B. Whittemore







                               POWER OF ATTORNEY


                  KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of Financial Services Acquisition Corporation, a Delaware corporation (the "Corporation"), hereby severally constitutes and appoints Gilbert D. Scharf and Michael J. Scharf, and each of them, as attorneys-in-fact for the undersigned, in the capacities indicated below, with full power of substitution, to sign any amendments to the registration statement of the Corporation to which this Power of Attorney is filed as an exhibit (including post-effective amendments and supplements thereto), and all instruments or documents filed as a part thereof or in connection therewith, and to file the same, with all exhibits thereto, and all other instruments or documents in connection therewith, with the Securities and Exchange Commission and any state securities commission; and each of the undersigned hereby ratifies and confirms all that said attorney-in-fact shall do or cause to be done by virtue hereof.


Signature                                    Title                    Date


- --------------------------                   Director
Denis Martin

/s/ Larry S. Kopp
- --------------------------                   Director
Larry S. Kopp


- --------------------------                   Director
William D. Birch


- --------------------------                   Director
Frederick B. Whittemore






                               POWER OF ATTORNEY


                  KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of Financial Services Acquisition Corporation, a Delaware corporation (the "Corporation"), hereby severally constitutes and appoints Gilbert D. Scharf and Michael J. Scharf, and each of them, as attorneys-in-fact for the undersigned, in the capacities indicated below, with full power of substitution, to sign any amendments to the registration statement of the Corporation to which this Power of Attorney is filed as an exhibit (including post-effective amendments and supplements thereto), and all instruments or documents filed as a part thereof or in connection therewith, and to file the same, with all exhibits thereto, and all other instruments or documents in connection therewith, with the Securities and Exchange Commission and any state securities commission; and each of the undersigned hereby ratifies and confirms all that said attorney-in-fact shall do or cause to be done by virtue hereof.


Signature                                    Title                    Date


- --------------------------                   Director
Denis Martin


- --------------------------                   Director
Larry S. Kopp

/s/ William D. Birch
- --------------------------                   Director
William D. Birch


- --------------------------                   Director
Frederick B. Whittemore






                               POWER OF ATTORNEY


                  KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of Financial Services Acquisition Corporation, a Delaware corporation (the "Corporation"), hereby severally constitutes and appoints Gilbert D. Scharf and Michael J. Scharf, and each of them, as attorneys-in-fact for the undersigned, in the capacities indicated below, with full power of substitution, to sign any amendments to the registration statement of the Corporation to which this Power of Attorney is filed as an exhibit (including post-effective amendments and supplements thereto), and all instruments or documents filed as a part thereof or in connection therewith, and to file the same, with all exhibits thereto, and all other instruments or documents in connection therewith, with the Securities and Exchange Commission and any state securities commission; and each of the undersigned hereby ratifies and confirms all that said attorney-in-fact shall do or cause to be done by virtue hereof.


Signature                                    Title                    Date


- --------------------------                   Director
Denis Martin


- --------------------------                   Director
Larry S. Kopp


- --------------------------                   Director
William D. Birch

/s/ Frederick B. Whittemore
- --------------------------                   Director
Frederick B. Whittemore